Exhibit 99.2

WaMu Capital Corp.
WMALT 05-11
(CURR_RT le 7) and (CURR_RT ge 6.625); 30 yr Conforming
852 records
Balance: 159,438,611

Selection Criteria: (CURR_RT le 7) and (CURR_RT ge 6.625); 30 yr Conforming
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  S&P Documentation
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 852
Total Balance: 159,438,610.82
Avg Balance: 187,134.52
Weighted Average Note Rate: 6.778
Non-Zero Weighted Average Original LTV: 76.22
Weighted Average Age: 1.352
% Calif: 12.22
% Prepay Penalties: 7.99
% Interest Only: 47.73
% Non-Owner Occ.: 19.96
Non-Zero Weighted Average FICO: 708
Stated Original WAM: 360
Stated Current WAM: 358.38

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.625	6.375	239	46,745,907.24
6.750	6.500	262	47,413,966.36
6.875	6.625	253	47,954,279.80
6.960	6.710	1	160,000.00
6.990	6.740	3	980,550.00
7.000	6.750	94	16,183,532.40
Total:	6.528	852	159,438,235.80

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.501 - 6.750	501	94,159,873.60	59.06	6.688	360	1	359	709	76	187,943.86
6.751 - 7.000	351	65,278,362.20	40.94	6.908	359	1	358	707	77	185,978.24
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	12	507,430.00	0.32	6.772	351	732	60	42,285.83
50,000.01 - 100,000.00	130	10,089,925.07	6.33	6.790	360	715	75	77,614.81
100,000.01 - 150,000.00	192	24,374,540.10	15.28	6.789	360	709	75	126,950.73
150,000.01 - 200,000.00	181	31,631,147.00	19.84	6.777	360	707	76	174,757.72
200,000.01 - 250,000.00	138	31,042,110.77	19.47	6.779	360	711	77	224,942.83
250,000.01 - 300,000.00	96	25,794,347.00	16.18	6.759	360	704	77	268,691.11
300,000.01 - 350,000.00	67	21,790,300.00	13.66	6.775	358	707	77	325,228.36
350,000.01 - 400,000.00	27	9,934,450.00	6.23	6.755	360	707	77	367,942.59
400,000.01 - 450,000.00	5	2,136,000.00	1.34	6.849	360	696	76	427,200.00
500,000.01 - 550,000.00	3	1,574,975.00	0.99	6.911	360	731	78	524,991.67
550,000.01 - 600,000.00	1	589,800.00	0.37	6.875	360	685	60	589,800.00
Total:	852	159,465,024.94	100.00	6.778	360	708	76	187,165.52

Min: 23,000.00
Max: 589,800.00
Avg: 187,165.52
Total: 159,465,024.94

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	12	507,319.17	0.32	6.772	351	2	349	732	60	42,276.60
50,000.01 - 100,000.00	131	10,187,288.61	6.39	6.791	360	1	359	714	75	77,765.56
100,000.01 - 150,000.00	191	24,267,817.91	15.22	6.788	360	1	359	710	75	127,056.64
150,000.01 - 200,000.00	181	31,626,726.95	19.84	6.777	360	1	359	707	76	174,733.30
200,000.01 - 250,000.00	138	31,035,350.49	19.47	6.779	360	1	359	711	77	224,893.84
250,000.01 - 300,000.00	96	25,792,972.30	16.18	6.759	360	1	359	704	77	268,676.79
300,000.01 - 350,000.00	67	21,785,842.02	13.66	6.775	358	1	357	707	77	325,161.82
350,000.01 - 400,000.00	27	9,934,143.35	6.23	6.755	360	1	359	707	77	367,931.24
400,000.01 - 450,000.00	5	2,136,000.00	1.34	6.849	360	2	358	696	76	427,200.00
500,000.01 - 550,000.00	3	1,574,975.00	0.99	6.911	360	2	358	731	78	524,991.67
550,000.01 - 600,000.00	1	589,800.00	0.37	6.875	360	1	359	685	60	589,800.00
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

Min: 23,000.00
Max: 589,800.00
Avg: 187,165.52
Total: 159,465,024.94

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	71	12,066,380.96	7.57	6.751	357	1	355	708	50	169,949.03
60.01 - 70.00	87	16,528,275.04	10.37	6.775	360	1	359	696	67	189,980.17
70.01 - 75.00	87	15,496,575.88	9.72	6.787	360	1	359	701	74	178,121.56
75.01 - 80.00	548	105,550,379.08	66.20	6.777	360	1	359	710	80	192,610.18
80.01 - 85.00	6	1,232,336.43	0.77	6.851	360	3	357	681	85	205,389.41
85.01 - 90.00	42	6,411,609.19	4.02	6.815	360	2	358	713	90	152,657.36
90.01 - 95.00	10	2,028,679.22	1.27	6.767	360	2	358	748	95	202,867.92
95.01 >=	1	124,000.00	0.08	7.000	360	4	356	730	100	124,000.00
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	111	20,851,180.01	13.08	6.779	360	1	359	711	76	187,848.47
Cooperative	8	991,424.20	0.62	6.876	360	3	357	667	69	123,928.03
PUD	126	24,418,887.43	15.32	6.766	360	1	359	710	79	193,800.69
Single Family Residence	546	98,266,924.42	61.63	6.775	360	1	358	707	77	179,976.05
Three/Four Family	18	4,759,242.64	2.99	6.842	360	1	359	719	65	264,402.37
Two Family	43	10,150,577.10	6.37	6.791	360	1	359	711	74	236,059.93
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	75	19,485,022.75	12.22	6.746	360	1	359	703	73	259,800.30
AZ	60	10,895,586.42	6.83	6.752	360	2	358	714	78	181,593.11
FL	58	10,185,497.16	6.39	6.818	360	2	358	708	77	175,612.02
IL	53	10,500,166.37	6.59	6.800	360	1	359	718	76	198,116.35
TX	51	6,057,914.55	3.80	6.812	359	1	358	722	80	118,782.64
NY	46	10,652,427.16	6.68	6.784	360	1	359	698	71	231,574.50
MD	44	9,775,334.80	6.13	6.788	360	1	359	694	78	222,166.70
NJ	41	10,481,940.98	6.57	6.795	360	1	359	716	76	255,657.10
MI	34	5,025,282.40	3.15	6.770	353	2	351	698	76	147,802.42
CO	32	4,784,430.83	3.00	6.749	360	1	359	723	76	149,513.46
Other	358	61,594,632.38	38.63	6.776	360	1	359	708	77	172,052.05
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	2	347,070.00	0.22	6.861	240	3	236	668	58	173,535.00
360	850	159,091,165.80	99.78	6.778	360	1	359	708	76	187,166.08
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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11. S&P Documentation

S&P Documentation	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	2	348,800.00	0.22	6.806	360	1	359	669	76	174,400.00
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	8	920,850.56	0.58	6.675	360	2	358	681	78	115,106.32
Full Doc	137	22,580,051.45	14.16	6.782	360	1	359	705	79	164,817.89
No Employment/Income Verification	91	15,160,941.49	9.51	6.776	360	2	358	725	72	166,603.75
Verbal Verification of Employment	614	120,427,592.30	75.53	6.778	360	1	358	707	76	196,136.14
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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12. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	147	23,849,702.01	14.96	6.778	360	1	359	704	79	162,242.87
No Doc/NINA	227	43,816,640.30	27.48	6.787	360	2	358	715	75	193,024.85
No Ratio/NORA	51	9,622,623.02	6.04	6.793	360	1	359	695	74	188,678.88
Red/Low/Expr/Stated	427	82,149,270.47	51.52	6.771	359	1	358	707	77	192,387.05
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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13. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	2	528,221.15	0.33	6.625	360	1	359	0	78	264,110.58
560 - 579	1	199,900.00	0.13	6.750	360	1	359	575	80	199,900.00
580 - 599	2	283,610.74	0.18	6.846	360	0	360	594	82	141,805.37
600 - 619	3	614,600.00	0.39	6.704	360	1	359	612	78	204,866.67
620 - 639	29	5,955,618.66	3.74	6.824	360	2	358	629	71	205,366.16
640 - 659	60	12,605,991.44	7.91	6.801	357	1	356	650	74	210,099.86
660 - 679	117	21,657,113.91	13.58	6.771	360	1	359	671	75	185,103.54
680 - 699	162	30,185,562.98	18.93	6.780	360	1	359	689	76	186,330.64
700 - 719	153	28,738,851.60	18.03	6.772	360	1	359	708	77	187,835.63
720 - 739	113	20,310,222.43	12.74	6.770	360	1	359	729	76	179,736.48
740 - 759	91	16,733,900.26	10.50	6.765	360	1	358	749	79	183,889.01
760 - 779	62	10,441,308.38	6.55	6.795	360	1	359	770	76	168,408.20
780 - 799	38	7,536,445.00	4.73	6.767	360	1	359	789	77	198,327.50
800 - 820	19	3,646,889.25	2.29	6.806	360	1	359	807	72	191,941.54
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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14. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	466	85,060,360.60	53.35	6.785	360	1	359	719	80	182,532.96
Refi - Cash Out	282	55,225,117.29	34.64	6.771	359	1	358	695	71	195,833.75
Refi - Rate Term	104	19,152,757.91	12.01	6.766	360	1	359	699	75	184,161.13
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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15. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	183	28,199,870.15	17.69	6.807	360	2	358	727	74	154,097.65
Owner Occupied	645	127,615,901.44	80.04	6.772	360	1	358	704	77	197,854.11
Second Home	24	3,622,464.21	2.27	6.758	360	1	359	717	73	150,936.01
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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16. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	483	83,337,050.38	52.27	6.769	360	1	358	704	75	172,540.48
120	369	76,101,185.42	47.73	6.788	360	1	359	712	78	206,236.27
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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17. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	780	146,699,640.02	92.01	6.777	360	1	358	709	76	188,076.46
6	2	446,000.00	0.28	6.732	360	2	358	699	51	223,000.00
12	8	1,613,000.00	1.01	6.744	360	1	359	659	56	201,625.00
24	9	2,904,150.00	1.82	6.874	360	3	357	695	73	322,683.33
36	49	7,121,303.28	4.47	6.781	360	2	358	708	79	145,332.72
60	4	654,142.50	0.41	6.671	360	4	356	686	80	163,535.63
Total:	852	159,438,235.80	100.00	6.778	360	1	358	708	76	187,134.08

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\December position\11-29-05 good\Dec Position.cas
Dec 2, 2005 08:15